UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22387

Salient Alternative Strategies Master Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient Alternative Strategies Master Fund	K & L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/15

Date of reporting period: 03/31/15

Item 1.	Schedule of Investments.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments

March 31, 2015

(Unaudited)

	Shares/ Principal Amount*	Fair Value	% of Net Assets
Investments in Investment Funds
Passive Foreign Investment Companies
Event Driven (0.32% of Net Assets)
King Street Capital, Ltd. (British Virgin Islands)	287	$48,114

Total Event Driven		48,114

Bottom Up Alpha (12.37% of Net Assets)
Blue Mountain Credit Alternatives Fund, Ltd. (Cayman Islands)	4,800	493,682
D.E. Shaw Composite International Fund (Bermuda)		17,769
Millennium International, Ltd. (Cayman Islands) (1)	490	874,753
Overseas CAP Partners, Inc. (Cayman Islands)	7	61,324
Waterstone Market Neutral Offshore Fund, Ltd. (Cayman Islands)	2,303	386,967

Total Bottom Up Alpha		1,834,495

Total Investments in Investment Funds
(Cost $1,590,943)		1,882,609	12.69%

Investments in Securities
Registered Investment Companies
United States
Closed End Mutual Funds (13.61% of Net Assets)
Tactical Credit
Apollo Tactical Income Fund, Inc. (1)	34,514	562,923
Ares Dynamic Credit Allocation, Fund (1)	34,197	555,359
BlackRock Debt Strategies Fund, Inc. (1)	155,277	579,183
NexPoint Credit Strategies Fund (1)	26,484	322,310

Total Tactical Credit		2,019,775

Total Closed End Mutual Funds		2,019,775

Exchange Traded Funds (2.13% of Net Assets)
Tactical Credit
Wisdom Tree Emerging Markets Local Debt Fund (1)	7,968	316,728

Total Tactical Credit		316,728

Total Exchange Traded Funds		316,728

Money Market Funds (18.34% of Net Assets)
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Shares, 0.00% (1)(2)	2,721,994	2,721,994

Total Money Market Funds		2,721,994

Total United States		5,058,497

Total Registered Investment Companies		5,058,497

Common Stock
United States
Capital Markets (1.66% of Net Assets)
Ellington Financial LLC (1)	12,400	246,884

Total Capital Markets		246,884

Total United States		246,884

Total Common Stock		246,884

Total Investments in Securities
(Cost $5,517,449)		5,305,381	35.74%

Total Investments (Cost $7,108,392)		$7,187,990	48.43%

All Investment Funds and securities are non-income producing unless noted otherwise.

*	Shares and principal amounts are listed for each investment as applicable for that investment type.

See accompanying notes to Consolidated Schedule of Investments.

1

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments, continued

March 31, 2015

(Unaudited)

(1)	Income producing security.
(2)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2015.

See accompanying notes to Consolidated Schedule of Investments.

2

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments, continued

March 31, 2015

(Unaudited)

Total Return Swap Agreements:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
GS Risk Premium Basket Series 29 Excess Return (a)	Goldman Sachs International	8/21/15	$3,064,115	$49,801
Lyxor Swap (b)	Societe Generale	8/19/16	4,853,085	—

			$7,917,200	$49,801

(a)

This is a synthetic rules-based proprietary strategy which provides synthetic exposure to a number of risk premia, including Value, Quality, Carry and other factors, across a number of markets, including equities, commodities, interest rates, and foreign exchange for a basket of underlying assets.

(b)	This investment is held by the Subsidiary.

See accompanying notes to Consolidated Schedule of Investments.

3

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments

March 31, 2015

(Unaudited)

(1) ORGANIZATION

Salient Alternative Strategies Master Fund (the “Master Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on February 1, 2010, as a non-diversified, closed-end management investment company. The Master Fund is the master fund in a master-feeder structure in which there are currently two feeder funds. The Master Fund has authorized an unlimited number of common shares of beneficial interest (“Common Shares”) and has issued 15,779 Common Shares, which may be issued in more than one class or series.

The Master Fund’s investment objective is to generate returns that are marked by relatively moderate volatility as measured by annualized standard deviation and relatively low correlation to equity and other “risk” markets. The Master Fund pursues its investment objective by investing its assets across a variety of investment funds (the “Investment Funds”), individual securities, swaps, futures and/or other derivatives. The Investment Funds are managed by a carefully selected group of investment managers identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments serve to achieve a portfolio that is broadly allocated.

The board of trustees (each member thereof a “Trustee” and collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, L.P. (the “Adviser”) to manage the Master Fund’s portfolio and operations. The Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor, and is a member of the National Futures Association. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

The Master Fund may invest up to 25% of its total assets in Salient Alternative Strategies Offshore Fund, Ltd. (the “Subsidiary”). The Subsidiary, which is wholly-owned by the Master Fund, and therefore consolidated in the Master Fund’s consolidated financial statements, is organized under the laws of the Cayman Islands. The Subsidiary was formed on June 12, 2012, and has been consolidated since its formation. The Master Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”).

Under the Master Fund’s organizational documents, the Master Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, management expects that risk of loss to be remote.

The Board of Trustees of Salient Alternative Strategies I Fund and the Master Fund, together the “Funds”, approved the closure and commencement of liquidation of the Funds, whereby the Funds ceased their investment operations and commenced liquidation of their assets. Liquidation of each of the Funds commenced on February 13, 2015, and, in the light of the Funds’ portfolio holdings, the Funds currently anticipate that the liquidation process will take approximately one year to complete. Effective February 13, 2015, the Funds no longer offered or sold shares to new investors or existing shareholders (except through reinvested dividends, if any), and the Funds will no longer conduct repurchase offers.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2015

(Unaudited)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying Consolidated Schedule of Investments includes the investments of the Master Fund and the Subsidiary on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The Master Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund are marked to fair value at the date of the Consolidated Schedule of Investments.

(d) INVESTMENT VALUATION

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds in order to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of net assets of the Master Fund as of March 31, 2015.

Investments held by the Master Fund are valued as follows:

•

INVESTMENT FUNDS—Investments in Investment Funds are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2015

(Unaudited)

valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon liquidity.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. In these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security. Such fair valued securities are typically categorized as Level 2 in the fair value hierarchy, based upon the inputs used to value the securities.

•

DERIVATIVES—Non exchange-traded derivatives, such as swap agreements are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Interest rate and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

OTHER—Investments in open-end RICs that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2015

(Unaudited)

(e) FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) DERIVATIVE INSTRUMENTS

All open derivative positions at period-end are presented in the Master Fund’s Consolidated Schedule of Investments. In addition to the derivatives held by the Master Fund, the Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments that the Master Fund utilizes as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives, including the primary underlying risk exposures related to each instrument type.

SWAP AGREEMENTS—The Master Fund invests in swap agreements to replicate the performance of a particular Investment Fund or to adjust or hedge market or risk exposure. As of March 31, 2015, the Master Fund is invested in total return swaps.

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2015

(Unaudited)

Swap agreements do not involve the physical delivery of assets, thereby limiting the risk of loss to the Master Fund to the net amount of payments it is contractually obligated to make. The use of swap agreements involves, to varying degrees, elements of market risk, equity risk and counterparty risk. The Master Fund remains subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy, or unless the swap agreement is centrally cleared. With swap agreements not centrally cleared, the Master Fund bears the risk of loss of the amount expected to be received under the swap agreement if the counterparty fails to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for over-the-counter swap agreements as the clearing organization becomes substituted for each counterparty and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Master Fund. However, the Master Fund seeks to minimize this risk by generally requiring collateral, in the form of cash, to be held in a broker segregated account for swap agreements. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions.

The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of March 31, 2015, and where such derivatives are recorded:

Assets
Unrealized Gain on Swap Agreements
Equity Risk Exposure:
Swap Agreements	$49,801

(g) CFTC REGULATION

The Master Fund is deemed to be a commodity pool under the Commodity Exchange Act, as amended (the “CEA”). In 2013, the CFTC adopted final regulations designed to harmonize the obligations of registered commodity pool operators (“CPOs”) for commodity pools that are also registered as investment companies under the 1940 Act (the “Harmonization Rules”). Under the Harmonization Rules, the CFTC generally will accept the SEC’s disclosure, reporting, and recordkeeping regime as “substituted compliance” for substantially all of the CFTC’s regulations as long as the CPO complies with applicable requirements under the SEC’s statutory and regulatory compliance regime to which it or the pool is already subject. The Adviser intends to operate the Master Fund in compliance with the CFTC’s Harmonization Rules.

(h) FEDERAL INCOME TAX INFORMATION

The Master Fund’s tax cost as of March 31, 2015 was $12,865,956, resulting in accumulated net unrealized depreciation of $5,677,966, consisting of $467,662 in gross unrealized appreciation and $6,145,628 in gross unrealized depreciation.

(i) USE OF ESTIMATES

The Consolidated Schedule of Investments has been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Consolidated Schedule of Investments. Actual results may from those estimates and such differences may be significant.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2015

(Unaudited)

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

• Level 1 —

unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

• Level 2 —	investments with other significant observable inputs or investments that can be fully redeemed at the NAV in the “near term”

• Level 3—

investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or lock-up periods greater than quarterly

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Master Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Master Fund personnel, which include members from the Master Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Master Fund’s Level 3 investments. The valuations are required to be supported by market data, industry accepted third party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments as of March 31, 2015:

	LEVEL 1	LEVEL 2		LEVEL 3	Total
	Investments	Investments	Other Financial Instruments^	Investments	Investments	Other Financial Instruments^
Investment Funds
Passive Foreign Investment Companies
Event Driven	$—	$—	$—	$48,114	$48,114	$—
Bottom Up Alpha	—	386,967	—	1,447,528	1,834,495	—
Investment Securities
Registered Investment Companies
Money Market Funds	2,721,994	—	—	—	2,721,994	—
Tactical Credit	2,336,503	—	—	—	2,336,503	—
Common Stock	246,884	—	—	—	246,884	—
Derivative Instruments
Swap Agreements	—	—	49,801	—	—	49,801

Total	$5,305,381	$386,967	$49,801	$1,495,642	$7,187,990	$49,801

^

Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as investments, such as swap agreements. These financial instruments are generally recorded in the Consolidated Schedule of Investments at the unrealized gain or loss on the financial instrument.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2015

(Unaudited)

The categorization of investments amongst Level 1 through Level 3 does not reflect the fact that many of the underlying investments held by the Investment Funds included in Level 3, if owned directly by the Master Fund, may be classified as Level 1 investments.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of March 31, 2015:

Investments	Fair Value as of March 31, 2015	Valuation Technique	Liquidity of Investments	Unobservable Inputs	Range
Investment Funds *
Passive Foreign Investment Companies
Event Driven	$48,114	NAV as Practical Expedient	Non-redeemable	N/A	N/A
Bottom Up Alpha	1,447,528	NAV as Practical Expedient	Quarterly or Greater	N/A	N/A

Total Investments	$1,495,642

*

No adjustments were made to the NAVs provided by the investment manager or administrator of the Investment Funds. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the following: the practical expedient NAV received is not as of the Master Fund’s measurement date; it is probable that the Investment Fund will be sold at a value significantly different than the reported expedient NAV; it is determined by the Board Valuation Committee that the Investment Fund is not being valued at fair value by the Investment Fund manager.

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Balance as of December 31, 2014	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of March 31, 2015
Passive Foreign Investment Companies
Event Driven	$50,772	$—	$—	$—	$(2,658)	$48,114
Top Down Alpha	7,634,032	—	(7,493,763)	1,493,763	(1,634,032)	—
Bottom Up Alpha	2,155,598	—	(800,994)	175,682	(82,758)	1,447,528
Investments in Securities
Asset-Backed Securities	555,399	—	(566,838)	201,673	(190,234)	—

Total Investments	$10,395,801	$—	$(8,861,595)	$1,871,118	$(1,909,682)	$1,495,642

The change in unrealized appreciation/depreciation from Level 3 investments held at March 31, 2015, is ($85,416).

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. The Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a one year lock-up period from the date of the initial investment or an additional investment. A listing of the investments held by the Master Fund and their attributes as of March 31, 2015, that qualify for this valuation approach is shown in the table below.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2015

(Unaudited)

Investment Category	Investment Strategy	Fair Value (in 000s)	Redemption Frequency *	Notice Period (in Days) *	Redemption Restrictions and Terms *

Event Driven (a)	Seek to profit from companies expecting to face major corporate events.	$48	N/A	N/A	Non-redeemable

Bottom Up Alpha (b)	Invest simultaneously in long and short positions across various asset classes.	1,835	Quarterly	≤ 90	25% per quarter limit; illiquid

		$1,883

*

The information summarized in the table above represents the general terms for a majority of the investments in Investment Funds within the specified investment category. Individual Investment Funds may have terms that are different than the general terms indicated for the investment category as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and/or waive such terms.

(a)

This category includes Investment Funds that invest in securities of companies that are facing a major corporate event. Investments in this category include common and preferred equities as well as debt of companies where the managers expect certain events to occur including mergers, acquisitions, restructurings, spin-offs or significant litigation.

(b)

This category includes Investment Funds that invest in an identified security or group of securities that are undervalued or overvalued relative to another security or security group. Investments under this category may include derivatives, commodities, fixed income securities, and long and short equity strategies.

The following is a summary of the fair value as a percentage of net assets, and liquidity provisions for all investments in other Investment Funds constituting greater than 5% of net assets as of March 31, 2015:

Passive Foreign Investment Companies	Fair Value as % of Net Assets	Investment Strategy	Redemption Frequency
Millennium International, Ltd.	5.89%	Millennium International, Ltd. invests a substantial portion of its capital in Millennium Offshore Intermediate, L.P., which in turn invests a substantial portion of its capital in Millennium Partners, L.P., which is engaged in the business of trading equities, fixed income products, options, futures and other financial instruments.	Quarterly

(4) INVESTMENTS IN PORTFOLIO SECURITIES

Certain Investment Funds in which the Master Fund invests have restrictions on liquidity which may result in limitations or restrictions on redemptions including, but not limited to, early redemption fees. The Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a one year lock-up period from the date of the initial or additional investment. Investment Funds may, depending on the Investment Fund’s governing documents, have the ability to deny or delay a redemption request.

(5) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient Alternative Strategies Master Fund

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: May 27, 2015

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: May 27, 2015